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Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
(pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.§1350))

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, Leonard P. Shaykin, Chairman of the Board of Directors and Chief Executive Officer of NaPro BioTherapeutics, Inc. (the "Company") does hereby certify, to his knowledge, that:

  (a)
  the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

  (b)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2004

/s/ LEONARD P. SHAYKIN Leonard P. Shaykin Chairman of the Board of Directors Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to NaPro BioTherapeutics, Inc. and will be retained by NaPro BioTherapeutics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION OF CHIEF EXECUTIVE OFFICER (pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.§1350))